                  SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                    SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934
                      (Amendment No. __)

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

  [x]Preliminary Proxy Statement
  [ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [  ]Definitive Proxy Statement
 [  ]Definitive Additional Materials
 [  ]Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12

                        SBI COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

  [X]No fee required.

  [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)     Title of each class of securities to which transaction applies:
      2)     Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)     Proposed maximum aggregate value of transaction:
      5)     Total fee paid:

  [ ]Fee Paid previously with preliminary materials.

  [ ]Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:
       2)     Form, Schedule or Registration Statement No.:
       3)     Filing Party:
       4)     Date Filed:

                      SBI COMMUNICATIONS, INC.
                    1239 South Glendale Avenue
                        Glendale, CA 91205

September 1, 2000

To the Shareholders of
SBI COMMUNICATIONS, INC.

     The 2000 Annual Meeting of Shareholders of SBI
Communications, Inc., a Delaware corporation (the "Company") will be held at 10:00 a.m. (PST) on Tuesday, October 10, 2000, at Valencia
Entertainment International, located at 26030 Avenue Hall, Valencia, California 91355.

     Enclosed is the Company's Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card. The enclosed Proxy
Statement and Proxy Card contain details concerning the business to come before the meeting.

     If you are a record holder of the Company's Common Stock on August 31, 2000, you are eligible to vote with respect to this matter, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.
Recent Developments

     Recently, the Company reached an agreement in principal to acquire Valencia Entertainment International. Valencia is a vertically integrated entertainment conglomerate that includes television production, for both network and syndicate, motion pictures, sports, internet and real estate holdings. The terms of the merger acquisition will make Valencia a wholly owned subsidiary of the Company and the principals of Valencia will receive a majority interest in the Company's common stock. Upon consolidation, the two companies would have revenues in excess of $2 million and a combined total asset base of $20 million.
Valencia Entertainment, which has 12 acres and a 120,000 square feet production facility in Valencia California, has been the studio set for such hot series as JAG produced by Paramount Pictures and Power Rangers produced by Saban Productions. In addition, Valencia's facilities include six sound stages that have been operating at full capacity since 1995. Recently, Valencia acquired an additional 52,000 square feet of production facility which includes two full service sound stages. Valencia's clients include, Warner Bothers, Universal, MGM, HBO, NBC, 20th Century Fox, Disney,
CBS, Sony, Showtime, and the USA Network.

     The merger is subject to the negotiation and execution of a mutually acceptable merger agreement and the parties satisfaction of its due diligence, including the receipt of audited financial statements from Valencia. At this time, the number of shares to be issued to the principals of Valencia is undeterminable, however, it is expected that it would have a substantial dilutive effect upon the Company's existing Shareholders. We believe, however, that the synergy created by the proposed merger with Valencia, significantly enhances shareholder value and the opportunities that it would create for the Company.

     We look forward to reviewing the activities of the Company with you at the meeting. We hope you can be with us.

                                          Sincerely,

                                          /s/ Ronald Foster
                                          Ronald Foster
                                          President and Chairman of the Board

                        SBI COMMUNICATIONS, INC.
                      1239 South Glendale Avenue
                           Glendale, CA 91205


               Notice of Annual Meeting of Stockholders

To the Stockholders of SBI Communications, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of
Shareholders (the "Annual Meeting") of SBI Communications, Inc., a
Delaware corporation (the "Company"), will be held at 10:00 a.m. local time, on Tuesday, October 10, 2000, at Valencia Entertainment
International, located at 26030 Avenue Hall, Valencia, California 91355, to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

1. To elect four directors to serve on the Company's Board of Directors for the ensuing year and until their successors are elected;

2. To amend the Certificate of Incorporation to reflect a change in the Company's name to ValCom, Inc.;

3. To approve the increase in authorize shares of Common stock available for issuance under the Company's Certificate of Incorporation;

4. To amend the Certificate of Incorporation to reflect a change in the par value of the Preferred Stock to $.001;

5. To approve and adopt the Company's 2000 Equity Stock Option Plan;

6. To ratify the selection of Jay J. Shapiro CPA, a Professional Corporation as independent accountants of the Company for its fiscal year ending December 31, 2000; and

7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors have fixed the close of business on August
31, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
PERSON. YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS
PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR PROMPTNESS IN RETURNING THE PROXY WILL ASSIST IN THE EXPEDITIOUS
AND ORDERLY PROCESSING OF THE PROXIES AND WILL ASSIST IN ENSURING THAT A QUORUM IS PRESENT OR REPRESENTED. IF YOU RETURN YOUR PROXY, YOU MAY NEVERTHELESS ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN
PERSON IF YOU WISH.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY
REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                           By Order of the Board of Directors
                           Ronald Foster
                           Chairman and President
Glendale, California
September 5, 2000

                       SBI COMMUNICATIONS, INC.
                      1239 South Glendale Avenue
                        Glendale, CA 91205
                        ___________________

                          PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held October 10, 2000

                         VOTING AND PROXY
                     ----------------------
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SBI Communications, Inc., (the
"Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, October 10, 2000, at Valencia Entertainment International, located at 26030 Avenue Hall, Valencia, California 91355, (the "Annual Meeting"), and any adjournments thereof.
When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from the Company's transfer agent. The Inspectors of Election will also determine whether or not a quorum is present. Directors are elected by a plurality of the votes cast in the election. Pursuant to applicable state law, abstentions will have the same effect as a negative vote, and will be counted as present for purposes of determining the existence of a quorum. If no specification is indicated, the shares will be voted "FOR" the election of the four director-nominees named on the proxy and for the other proposals. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a later dated proxy, or by voting at the meeting in person.
At the close of business on August 31, 2000, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 12,870,878 shares of its Common
Stock ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual
Meeting. Only stockholders of record at the close of business on August 31, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy Card will be mailed on or shortly after September 5, 2000, to all stockholders entitled to vote at the Annual Meeting.

            INFORMATION CONCERNING SOLICITATION AND VOTING
            ----------------------------------------------
Solicitation
------------
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

 Voting Rights and Outstanding Shares
-------------------------------------
Only holders of record of Common Stock at the close of business on August
31, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 31, 2000 the Company had outstanding and entitled to vote 12,870,878 shares of Common Stock.
Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual
Meeting. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.
Abstentions may be specified on the proposals to approve and adopt the 2000 Equity Stock Option Plan, the amendment to the Certificate of
Incorporation to reflect a name change to ValCom, Inc., the amendment of the Certificate of Incorporation to reflect a change in stated par value for the Preferred Stock to $.001, the amendment of the Certificate of Incorporation to reflect an increase in authorize common stock to 100,000,000.
Abstentions on these proposals shall have the effect of a affirmative vote. Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors and ratification of the Company's auditors. Brokers will not have authority to vote shares with respect to the proposals to approve the name change to ValCom, Inc, approve the increase in authorized shares of Common Stock, approve to amend the par value of the Preferred Stock to $.001, and adopt the 2000 Equity Stock Option Plan.

 Revocability of Proxies
------------------------
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at 1239 South Glendale Avenue, Glendale, California 91205, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director, FOR the approval of the merger with Valencia Entertainment International, FOR the approval of the name change to ValCom, Inc, FOR the approval of the increase in authorized shares of Common Stock, FOR the approve to amend the par value of the Preferred Stock to $.001, and FOR the approval and adopt of the 2000 Equity Stock Option Plan. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

Shareholder Proposals
---------------------
Proposals of shareholders that were intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company not later than December 15, 2000 in order to be included in the proxy statement and proxy relating to this Annual Meeting.

                               PROPOSAL 1
                         ELECTION OF DIRECTORS

     The Company has nominated four (4) individuals for
election as directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company.
     It is expected that the proxies received by the Directors'
nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:
                                                  Director and/or Executive
Name and Position in the Company       Age              Officer Since

        Ronald Foster                   59                   1986
  CEO, President and
  Chairman of the Board

       Vince Vellardita                 42                    --
            Nominee

       David Weiner                     41                    --
            Nominee

       Stephen A. Webber                52                    --
            Nominee

Ronald Foster, Ron Foster has served as the Company's Chief Executive
Officer, President and Chairman of the Board since 1986. Mr. Foster, 59, is presently Chairman, President, and Chief Executive Officer for SBI Communications, Inc. He has been working with the Company since its inception in 1984. His primary responsibilities include finance, marketing and technical review. In addition to his responsibilities with the Company, Mr. Foster has held a number of other management positions over the years. From 1984 to 1986, he was executive vice president and producer of Pioneer Games of American Satellite Bingo, in Albany, Georgia. Mr. Foster was also the owner and operator of Artist Management & Promotions where he was responsible for coordinating television entertainers, sports figures and other celebrities for department store promotions. Previously, Mr. Foster has served as president and director of Ed-Phills, Inc., a Nevada corporation, and executive vice president and member of the Board of Directors of Golden American Network, a California corporation. From 1984 to 1994, he has also been the president and chief executive officer of ROPA Communications, Inc., which owned and operated WTAU-TV-19 in Albany, Georgia. He created and produced "Stock Outlook 87, 88, and 89," a video presentation of public companies through Financial News Network (FNN), a national cable network. Mr. Foster also has experience as technical director and associate producer for numerous national live sports broadcasts produced by ABC, CBS and WTBS. Mr. Foster is Director/Producer/Writer of the Company Interactive Broadcast Programs. Other than the Company,
Mr. Foster does not currently serve as a director of any other reporting company.

     Vince Vellardita, Vince Vellardita is the Chairman and CEO of
Valencia Entertainment, which is a vertically integrated entertainment conglomerate which includes television production (both network and syndication), motion pictures, sports, the Internet and real estate holdings. Mr. Vellardita was instrumental in having Valencia Entertainment acquire a 170,000 square foot production facility in Valencia, California that houses 8 sound stages that have been occupied for the past four years by the hit CBS series' JAG and Fox's Power Rangers. Mr. Vellardita began his career in 1977 as a music producer and promoter of live shows and is credited with bringing Duran Duran and U2 to North America for their first tours. He also produced a benefit tour for the 1980 Presidential campaign of John
Anderson. Mr. Vellardita does not currently serve as a director of any other reporting company.

     David Weiner, Mr. Weiner received his MBA degree from
U.C.L.A. and gained a wide variety of business experiences early in his career working in the investment banking and pension fund management arena. He joined the consulting group of Deloitte and Touche in 1988, where he provided general and corporate finance consulting services to a wide variety of entertainment, telecommunications, and direct response clients including K-tel, International, Inc. Mr. Weiner joined K-tel in 1993, as Vice President of Corporate Development and was appointed President in September of 1996. His responsibilities included directing all United States operations of the company as well as its wholly owned subsidiaries in the Untied Kingdom, Germany and Finland. Mr. Weiner resigned as President of K-tel in 1998 to form W-Net, Inc., an Internet and software development and consulting firm. Mr. Weiner also advises public companies and sits on various boards of directors.


     Stephen A Webber,  Mr. Webber is the President and C.F.O. of
Valencia Entertainment LLC. Mr Weber has over 20 years of background in Finance and Management and is a certified public accountant. Prior to joining Valencia Entertainment, Mr. Webber was the managing partner for a regional audit firm. Currently, in addition to his duties at Valencia Entertainment International, Mr. Webber also consults for a publicly traded internet company, Genesis Entermedia.com, Inc. where he sits on the Board of Director and is Chairman of the Audit Committee.


Directors and Executive Officers
--------------------------------
Each director is elected to serve for a term of one (1) year until the next annual meeting of shareholders or until a successor is duly elected and qualified. There are no family relationships among directors or persons nominated or chosen by the Company to become a director. The present term of office of each director will expire at the next annual meeting of shareholders.
The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly appointed and qualified, until his resignation or until he shall be removed in the manner provided by the Company's Bylaws.
During the fiscal year ended December 31, 1999, outside directors received no cash compensation for their services, however they were reimbursed their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.
No officer of the Company receives any additional compensation for his services as a director, and the Company does not contribute to any retirement, pension, or profit sharing plans covering its directors.
VOTE REQUIRED; BOARD RECOMMENDATION.
The affirmative vote of a majority of the outstanding shares of stock is required to elect the above nominees. The Board of Directors unanimously recommends a vote "FOR" each nominee listed above.

                             PROPOSAL 2
AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED
                           COMMON STOCK

The Board has unanimously approved and proposes for Shareholder approval an amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 40,000,000 to 100,000,000 shares. As of August 31, 2000, 12,870,878 shares of the
Company's Common Stock were issued and outstanding. If the proposed change in authorized capital is approved by Shareholders, the Company will have 87,129,122 shares of unissued and unreserved shares of Common
Stock available for issuance in the future.
The Board believes that the additional shares of Common Stock resulting from the amendment of the Certificate of Incorporation should be available for issuance from time to time as may be required for various purposes, including the issuance of Common Stock in connection with financing or acquisition transactions and the issuance or reservation of Common Stock for employee stock options. The Company anticipates that in the future it will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized capital is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special shareholders' meeting or of waiting for the regularly scheduled annual meeting of shareholders in order to increase the authorized capital. If in a particular instance shareholder approval were required by law or any stock exchanges or markets or otherwise deemed advisable by the Board, then the matter would be referred to the Shareholders for their approval regardless of whether a sufficient number of shares previously had been authorized. The Shareholders of the Company are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares.
     The proposed change in capital is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of the Company in effect on the date of this Proxy Statement.
However, Shareholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management. Although the Board currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company. The Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company's Common Stock. The Company has no present intention to use the increased authorized Common Stock for anti-takeover purposes.

The text of the FOURTH paragraph of the proposed amendment to the Company's Certificate of Incorporation, which also includes the proposed amendment specified in proposal 4 below, is as follows:

     FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, of which 10,000,000 shares shall be Preferred Stock of the par value of $.001 each (hereinafter called "Preferred Stock") and 100,000,000 shares shall be Common stock of the par value of $.001 each (hereinafter called the "Common Stock").

VOTE REQUIRED; BOARD RECOMMENDATION.

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposed amendment to the Certificate of Incorporation. The Board of Directors unanimously recommends that the shareholders vote in favor of the proposal concerning the increase in authorized common stock.

                            PROPOSAL 3
               APPROVAL OF NAME CHANGE TO VALCOM, INC.

The Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation to change the name to ValCom, Inc. This name change will be implemented by amending the Company's
Certificate of Incorporation. The Board of Directors believes the new name will be more descriptive of the Company's business after the consummation of the merger with Valencia Entertainment International.

VOTE REQUIRED; BOARD RECOMMENDATION.

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposed amendment to the Certificate of Incorporation. The Board of Directors unanimously recommends that the shareholders vote in favor of the proposal concerning the name change to ValCom, Inc.

                             PROPOSAL 4
            APPROVAL TO AMEND PAR VALUE OF PREFERRED STOCK

     The Company's current capital structure provides that for the authorization of 10,000,000 million shares of Preferred Stock at a par value of $5.00. Delaware Law computes the annual franchise tax based either upon the authorized share method or the assumed par value capital method, but in no event greater than $150,000. In order to reduce and minimize the annual franchise tax, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation to change the Preferred Stock par value from $5.00 per share to $.001. No other rights and preferences of shareholders of the Preferred Stock shall be effected by this proposal.

     On or about January 31, 1998, the Shareholders approved a plan to change the Company's corporate domicile to the State of Nevada in order to reduce the annual franchise tax. This proposal, if adopted, would reduce the annual franchise tax and the Company would not incur the additional cost of changing its domicile to Nevada.

The text of the Company's Certificate of Incorporation shall be changed as provided for under Proposal 2 above to reflect the change in par value of the Preferred stock.

VOTE REQUIRED; BOARD RECOMMENDATION.
The affirmative vote of a majority of the outstanding shares of stock is required to approve the proposed amendment to the Certificate of Incorporation. The Board of Directors unanimously recommends that the shareholders vote in favor of the proposal to reflect a change in the par value of the Preferred Stock to $.001.

                            PROPOSAL 5
           ADOPTION OF THE 2000 EQUITY STOCK OPTION PLAN

Background and Purpose

On August 1, 2000, the Board of Directors unanimously adopted the 2000
Stock Option Plan (the "Plan) which is being presented to the Company's Shareholders for approval at this Annual Meeting. The purpose of the Plan is to provide an additional incentive to attract and retain qualified, competent persons who provide services and upon whose efforts and success the Company is largely dependent, through the encouragement of ownership of stock by such persons. In furtherance of this purpose, the Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our common stock (collectively, "Options") to persons selected by the administrators of the Plan from the class of all of the Company's regular employees, including officers who are regular employees and directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Plan.

Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) Rule 16b-3 under the Exchange Act
, as amended.

The effective date of the Plan is August 1, 2000 (the "Effective Date"). No Options have been granted under the Plan as of the date of this Proxy Statement.

The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Exhibit A. Stockholders are urged to read the actual text of the Plan in its entirety.

Administration of the Plan
--------------------------
The Plan provides that it shall be administered by our Board of Directors or by a committee appointed by the Board of Directors which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the Board of Directors).

The committee or the Board of Directors, in its sole discretion, determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the Board of Directors has full power and authority to construe and interpret the Plan, and the acts of the committee or the Board of Directors are final, conclusive and binding on all interested parties, including upon the company, shareholders, officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

An aggregate of 5,000,000 shares of common stock (subject to adjustment described below) will be reserved for issuance upon the exercise of Options granted under the Plan. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of common stock. The Company's Shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Plan.

Certain Terms and Conditions
----------------------------

All Options granted under the Plan must be evidenced by a written agreement between the Company and the grantee. The agreement will contain such terms and conditions as the committee or the Board of Directors shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the committee or the Board of Directors; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the Board of Directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the Over the Counter Bulletin Board ("OTCBB"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days. The closing price per share of the Company's common stock on August 31, 2000 as reported on the OTCBB was $0.27.

The committee or the Board of Directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the Optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the Board of Directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the Board of Directors in its sole discretion shall reasonably require.

The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

No Incentive Stock Option, and unless the prior written consent of the committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Plan will be determined by the committee or the Board of Directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the Board of Directors determines. The committee or the Board of Directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of the Company's assets.

Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated (a) three months after the date on which the Optionee's employment is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) one year after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability.

To prevent dilution of the rights of a Optionee, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the Board of Directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of the Company's assets.

The Plan will expire on July 31, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the Board of Directors may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

Federal Income Tax Consequences of Awards of Options.
-----------------------------------------------------
The Plan is not qualified under the provisions of section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

On exercise of a nonqualified stock option granted under the Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the Optionee is a Company employee, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his or her holding period for those shares will begin on that date.

If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of the Company's common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his or her holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the tax code. Under the tax code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An Optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

The Omnibus Budget Reconciliation Act added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by us under Section 162(m).

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his or her particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

VOTE REQUIRED; BOARD RECOMMENDATION

     Section 20 of the Plan, Section 422 of the Code and Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, each require that a majority of the Company's Shareholder approve and adopt a stock option plan. The Board of Directors unanimously recommends that the shareholders vote in favor of the proposal to approve and adopt the Company's 2000 Equity Stock Option Plan.

                             PROPOSAL 6
    TO RATIFY THE SELECTION OF AN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Jay J. Shapiro, CPA, a professional corporation, served as the Company's principal accountant for the fiscal year ended December 31, 1999 and is expected to be retained as the Company's principal accountant for the fiscal year ending December 31, 2000.

     VOTE REQUIRED; BOARD RECOMMENDATION.

     There is no legal requirement for submitting this proposal to the Shareholders; however, it is submitted by the Board of Directors in order to give the Shareholders an opportunity to express their views on the Company's auditors. Whether the proposal is approved or defeated, the Board may reconsider its selection of Jay J. Shapiro. If the resolution is not approved by the Shareholders, the Board of Directors will reconsider its selection. The Board recommends that the Shareholders vote in favor of ratifying the selection of Jay J. Shapiro, CPA, a professional corporation, as the Company's auditors for the fiscal year ending December 31, 2000 or until the Board of Directors, in its discretion, replaces them. An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors. The Company does not anticipate that members of the accounting firm will be present at the annual meeting to make a statement or will be available to respond to questions.

2001 Annual Meeting
-------------------

     No definitive date for the Annual Meeting of Shareholders in 2001 has been established. Qualifying Shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2001 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than December 15, 2000.

Other matters
-------------
The Company's Management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB for the year ending 12/31/99 , the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the Company at its address noted on this Proxy Statement.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires any person who owns more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange
Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1999.

The Company believes that its officers, Directors, and stockholders owning greater than 10% of the Common Stock of the Company have complied with
the  applicable Section 16(a) filing requirements during .   In making these
statements, the Company has relied upon the representations of its Directors, Officers and/or ten percent (10%) shareholder, or copies of the reports that they have filed with the Commission.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
-----------------------------------------------
    The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 was filed with the Securities and Exchange Commission on April 5, 2000 which is hereby incorporated by reference.


                                   SBI COMMUNICATIONS, INC.


                                   By:/s/ Ronald Foster
                                   Ronald Foster, President

                    SBI COMMUNICATIONS, INC.
         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Ronald Foster (SEE NOTE BELOW), with full power of substitution, the true and lawful attorney and proxY of the undersigned to attend the Annual Meeting of the Shareholders of SBI Communications, Inc. (the "Company") to be held at 10:00 a.m.
(PST) on Tuesday, October 10, 2000, at Valencia Entertainment International, located at 26030 Avenue Hall, Valencia, California 91355, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.


1. To elect Directors: Ronald Foster, Vince Vellardita, David Weiner, and Steve Webb.


  FOR each nominee listed above ______          WITHOLD AUTHORITY ____
   (except as marked to the contrary below)to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, print the name of the nominee on the space provided below)

_____________________________________________________________________________



2. To amend the Certificate of Incorporation to reflect a change in the Company's name to ValCom, Inc

     FOR ____               AGAINST ______             ABSTAIN ____

3. To approve the increase in authorize shares of Common stock available for issuance under the Company's Certificate of Incorporation;

     FOR ____               AGAINST ______             ABSTAIN ____


4. To amend the Certificate of Incorporation to reflect a change in the par value of the preferred stock to $.001;

     FOR ____               AGAINST ______             ABSTAIN ____


5.      To approve and adopt the Company's 2000 Equity Stock Option Plan;

     FOR ____               AGAINST ______             ABSTAIN ____


   6.To ratify the selection of Jay J. Shapiro, CPA, a professional corporation, as independent accountants of the Company for the fiscal year ending December 31, 2000.

     FOR ____               AGAINST ______             ABSTAIN ____


7.      Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.
                                 Date___________________________________

                                 _______________________________________
                                 Name (please type or print)

                                 _______________________________________
                                 Signature

                                 _______________________________________
                                 Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXHIBIT A
               FORM OF THE 2000 EQUITY STOCK OPTION PLAN
                      SBI COMMUNICATIONS, INC.
                    2000 Equity Incentive Plan
                    as Adopted August 1, 2000

   1.PURPOSE.
   ----------
The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of SBI Communications, Inc. (the "Company"), and its Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.  Capitalized terms not defined in the text are defined in
Section 2.
   2.DEFINITIONS.
   -------------
As used in this Plan, the following terms will have the following meanings:
"AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.
"AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
"BOARD" means the Board of Directors of the Company.
"CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.
"CODE" means the Internal Revenue Code of 1986, as amended.
"COMMITTEE" means the Compensation Committee of the Board.
"COMPANY" means SBI Communications, Inc. or any successor corporation.
"DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.
"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
"EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
"FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:
  (a)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;
  (b)if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported;
  (c)if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported;
  (d)the price per share at which shares of the Company's Common
Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act if the Award is made on the effective date of such registration statement; or
  (e)if none of the foregoing is applicable, by the Committee in good faith.
"INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section
16 of the Exchange Act.
"OPTION" means an award of an option to purchase Shares pursuant to
Section 6.
"PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
"PARTICIPANT" means a person who receives an Award under this Plan. "PERFORMANCE FACTORS" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:
      (a)Net revenue and/or net revenue growth;
      (b)Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
      (c)Operating income and/or operating income growth;
      (d)Net income and/or net income growth;
      (e)Earnings per share and/or earnings per share growth;
      (f)Total stockholder return and/or total stockholder return growth;
      (g)Return on equity;
      (h)Operating cash flow return on income;
      (i)Adjusted operating cash flow return on income;
      (j)Economic value added; and

      (k)Individual confidential business objectives.

"PERFORMANCE PERIOD" means the period of service determined by the
Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock
Bonuses.
"PLAN" means this SBI Comminications, Inc. 2000 Equity Incentive Plan, as amended from time to time.
"RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 7.
"SEC" means the Securities and Exchange Commission.
"SECURITIES ACT" means the Securities Act of 1933, as amended.
"SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.
"STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.
"SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
"TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the
Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the
Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").
"UNVESTED SHARES" means "Unvested Shares" as defined in the Award
Agreement.
"VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.
  3.SHARES SUBJECT TO THE PLAN.
    --------------------------
  3.1Number of Shares Available.  Subject to Sections 3.2 and 19, the
total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be Five Millions (5,000,000) plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b)
an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.
  3.2Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise
Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.
   4.ELIGIBILITY.
   -------------
ISOs (as defined in Section 6 below) may be granted only to employees
(including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company,
provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.
   5.ADMINISTRATION.
   ----------------
  5.1Committee Authority.  This Plan will be administered by the
Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the
Board, the Committee will have full power to implement and carry out this
Plan. Without limitation, the Committee will have the authority to:
  (a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
  (b)prescribe, amend and rescind rules and regulations relating to this
   Plan or any Award;
  (c)select persons to receive Awards;
  (d)determine the form and terms of Awards;
  (e)determine the number of Shares or other consideration subject to
   Awards;
  (f)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
  (g)grant waivers of Plan or Award conditions;
  (h)determine the vesting, exercisability and payment of Awards;
  (i)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
  (j)determine whether an Award has been earned; and
  (k)make all other determinations necessary or advisable for the administration of this Plan.
  5.2Committee Discretion.  Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not
Insiders of the Company.
   6.OPTIONS.
   ---------
The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of
Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
  6.1Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option
Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
  6.2Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
  6.3Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock
Option Agreement governing such Option; provided, however, that no
Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any
Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
  6.4Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85%
of the Fair Market Value of the Shares on the date of grant; provided that:
(a) the Exercise Price of an ISO will be not less than 100% of the Fair
Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110%
of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.
  6.5Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise
Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise
Price for the number of Shares being purchased.
  6.6Termination.  Notwithstanding the exercise periods set forth in the
Stock Option Agreement, exercise of an Option will always be subject to the following:
      (a)If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such
Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
NQSO), but in any event, no later than the expiration date of the Options.
      (b)If the Participant's service is Terminated because of
Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the
Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.
  (c)Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the
Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.
  6.7Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an
Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
  6.8Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market
Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
  6.9Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.
 6.10No Disqualification.  Notwithstanding any other provision in this
Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.
   7.RESTRICTED STOCK.
   ------------------
A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:
  7.1Form of Restricted Stock Award.  All purchases under a Restricted
Stock Award made pursuant to this Plan will be evidenced by an Award
Agreement (the "Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.
  7.2Purchase Price.  The Purchase Price of Shares sold pursuant to a
Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.
  7.3Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to
Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any
Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.
  7.4Termination During Performance Period.  If a Participant is
Terminated during a Performance Period for any reason, then such
Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee determines otherwise.
   8.STOCK BONUSES.
   ---------------
  8.1Awards of Stock Bonuses.  A Stock Bonus is an award of Shares
(which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company.  A Stock
Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Stock Bonuses may vary from Participant to
Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.
  8.2Terms of Stock Bonuses.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a)
determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock
Bonuses have been earned.  Performance Periods may overlap and
Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.
  8.3Form of Payment.  The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.  Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.
   9.PAYMENT FOR SHARE PURCHASES.
    ----------------------------
  9.1Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
      (a)by cancellation of indebtedness of the Company
to the Participant;
  (b)by surrender of shares that either: (1) have been owned by
Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the
Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;
  (c)by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;
provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;
  (d)by waiver of compensation due or accrued to the
Participant for services rendered;
  (e) with respect only to purchases upon
exercise of an Option, and provided that a public market for the Company's stock exists:
     (1)     through a "same day sale" commitment from the
Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise
Price directly to the Company; or
     (2)    through a "margin" commitment from the Participant
and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
  (f)by any combination of the foregoing.
  9.2Loan Guarantees. The Committee may help the Participant pay for
Shares purchased under this Plan by authorizing a guarantee by the
Company of a third-party loan to the Participant.
  10.WITHHOLDING TAXES.
  --------------------
 10.1Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
 10.2Stock Withholding.  When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of
Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.
  11.PRIVILEGES OF STOCK OWNERSHIP.
  ---------------------------------
 11.1Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 13.
 11.2Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.
  12.TRANSFERABILITY.
  ------------------
 12.1Non-Transferability of Awards.  Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.
During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.
  13.REPURCHASE RIGHTS.
  --------------------
At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the Participant's Termination Date. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Fair Market Value of the Shares to be repurchased. This right shall terminate upon an initial public offering of the Company's securities pursuant to a registration statement filed with the SEC under the Securities
Act.
  14.CERTIFICATES.
  ----------------
All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
  15.ESCROW; PLEDGE OF SHARES.
  ----------------------------
To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.
The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
  16.EXCHANGE AND BUYOUT OF AWARDS.
  --------------------------------
The Committee may, at any time or from time to time, authorize the
Company, with the consent of the respective Participants, to issue new
Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a
Participant an Award previously granted with payment in cash, Shares
(including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
  17.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
  -------------------------------------------------
An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The
Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
  18.NO OBLIGATION TO EMPLOY.
  --------------------------
 Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.
  19.CORPORATE TRANSACTIONS.
  -------------------------
 19.1Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this
Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the
Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection
19.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the
Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.
 19.2Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
 19.3Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
  20.ADOPTION AND STOCKHOLDER APPROVAL.
  -------------------------------------
This Plan will become effective on the date on which it is adopted by the
Board (the "Effective Date").  This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.  Upon the Effective Date, the
Committee may grant Awards pursuant to this Plan; provided, however, that:
(a) no Option may be exercised prior to stockholder approval of this Plan;
(b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of an increase in the number of Shares subject to this Plan is not obtained, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.
  21.TERM OF PLAN/GOVERNING LAW.
  ------------------------------
Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.
  22.AMENDMENT OR TERMINATION OF PLAN.
  ------------------------------------
The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.
  23.NONEXCLUSIVITY OF THE PLAN.
  -----------------------------
Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
  24.ACTION BY COMMITTEE.
  -----------------------
     Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.